TRANSAMERICA PARTNERS FUNDS GROUP

Transamerica Partners Balanced

Transamerica Partners Government Money Market

TRANSAMERICA PARTNERS FUNDS GROUP II

Transamerica Partners Institutional Government Money Market

Supplement to the Currently Effective Prospectuses and Summary Prospectuses

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The following supplements the Prospectus and Summary Prospectus for each fund listed above:

The fund’s Board of Trustees has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by a corresponding series of Transamerica Funds (a “Destination Fund”), listed opposite the fund in the table below, in exchange for shares of the Destination Fund. The fund would then be liquidated, and shares of the Destination Fund will be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Destination Fund with the same aggregate net asset value as the shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes will be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions. If the closing conditions are satisfied, the reorganization is expected to occur during the third or fourth quarter of 2017.

Fund	Destination Fund

Transamerica Partners Balanced	Transamerica Balanced II

Transamerica Partners Government Money Market Transamerica Partners Institutional Government Money Market	Transamerica Government Money Market

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Investors Should Retain this Supplement for Future Reference

June 13, 2017